                                                                    Exhibit 99.1
                        UNITED STATES BANKRUPTCY COURT
                       EASTERN DISTRICT OF MASSACHUSETTS



IN RE:  Aerovox, Inc.                        CASE NO.:  01-14680jnf

                                             JUDGE:  Joan N. Feeney


DEBTOR CHAPTER 11 MONTHLY OPERATING REPORT FOR MONTH ENDING August 25, 2001 COMES NOW, AEROVOX, INC. Debtor-In-Possession and hereby submits its Monthly Operating Report for the period commencing July 29, 2001 and ending August 25, 2001 as shown by the report and exhibits consisting of 12 pages and containing the following, as indicated:

Pages
-----
1 - 5     Monthly Reporting Questionnaire (Attachment 1)

6 - 8     Comparative Balance Sheets (Forms OPR-1 & OPR-2)

  9       Summary of Accounts Receivable (Form OPR-3)

10-11     Schedule of Post-petition Liabilities (Form OPR-4)

 12       Income Statement (Form OPR-5)

 13       Statement of Sources and Uses of Cash (Form OPR-6)

I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.

Date:  September 19, 2001
       ------------------
                            DEBTOR(S)-IN-POSSESSION

                                          By: __________________________________
                                                        (Signature)

                                          ______________________________________
                                                        (Signature)

                                          Name & Title: F. Randal Hunt
                                                        ------------------------
                                                        CFO & Sr. Vice President
                                                        ------------------------
                                          Address:      167 John Vertente Blvd.
                                                        ------------------------
                                                        New Bedford, MA 02745
                                                        ------------------------
                                          Telephone:    (508) 910-3200
                                                        ------------------------

                                                                    Exhibit 99.1

                                  CHAPTER 11
                           MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: Aerovox, Inc.

CASE NUMBER: 01-14680jnf

MONTH OF: August 2001

1.   Payroll:  State the amount of all executive wages paid and taxes withheld
     -------
               and paid.

                                                                Wages Paid                  Taxes Withheld
Name and Title of Executive
---------------------------
                                                           Gross          Net             Due            Paid
                                                           -----          ---             ---            ----
Robert D. Elliott                CEO & President              30,769      18,992               0          11,486

F. Randal Hunt                   CFO & Sr. Vice               11,923       7,860               0           3,174
                                 President

Martin Hudis                     Sr. VP Technology            15,385      10,159               0           3,843

TOTALS                                                        58,077      37,011               0          18,503

                                                                    Exhibit 99.1

                                  CHAPTER 11
                           MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: Aerovox, Inc.

CASE NUMBER: 01-14680jnf

MONTH OF: August 2001

2.   Insurance:  Is workers' compensation and other insurance in effect? Yes
     ---------
                 Are payments current?  Yes
                 If any policy has lapsed, been replaced or renewed, state so in schedule below. Attach a copy of the new policy's binder or cover page.

                                            Coverage                  Expiration                    Date
Type                     Carrier Name
----                     ------------
                                                                                              Premium Coverage
                                                                                              ----------------
                                        Amount    Policy #       Date
                                        ------    --------       ----
Homeowners               NONE

Rental Property          NONE

Liability                See Attached

Vehicle

Workers Compensation     See Attached

                                                                    Exhibit 99.1



                                  CHAPTER 11
                           MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: Aerovox, Inc.

CASE NUMBER: 01-14680jnf

MONTH OF: August 2001



3. Bank Accounts
   -------------

                                         Payroll      Operating    Operating   Operating  Debit Card
                                         -------      ---------    ---------   ---------  ----------
Bank Name                                Citizens      Citizens      Fleet       Fleet     Citizens
Account #                              110315-944-2  1103-159-450  9429117763   50010879  1103159469

Beginning Book Balance                      1681.98    2848219.54   357181.87   -2426.56    10010.00
Plus: Deposits                            538691.58    4045987.19  3161926.94          0           0
Less: Disbursements                       537387.19    4409189.51                      0     1521.14
Other: Transfers In/Out                                2000000.00  3371259.21    2426.56
                                                     ------------  ----------   --------

Ending Book Balance                         2986.37     485017.22   147849.60          0     8488.86

3. Bank Accounts-continued
   -----------------------

                                            Savings            Checking            Payroll                               TOTALS
                                            -------            --------            -------                               ------
Bank Name                                  Citizens            Keybank              Fleet
Account #                                 1103159507         19968100261         005119-1739
Beginning Book Balance                             0                2.82                   0                            3214669.65
Plus: Deposits                            2000000.00                                       0                            9746605.71
Less: Disbursements                                                    0                   0                           -4948097.84
Other: Transfers In/Out                                             2.82                                               -5368835.47
                                                             -----------                                               -----------

Ending Book Balance                       2000000.00                   0                   0                            2644342.05

                                                                    Exhibit 99.1



                                  CHAPTER 11
                           MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: Aerovox, Inc.

CASE NUMBER: 01-14680jnf

MONTH OF: August 2001



4.  Post-petition Payments:  List any post-petition payments to professionals
    ----------------------
                             and payments on post-petition debts in the schedule below (attach separate sheet if necessary).

                Payments To/On                       Amount                    Date                Check #
                --------------                       ------                    ----                -------
    Professionals (attorneys,
    accountants, etc.)
    Argus Management                                  27919.84               07/28/01           Wire transfer
    Argus Management                                  27353.54               08/21/01           Wire transfer

    Pre-petition debts:                                   None

                                                                    Exhibit 99.1



                                  CHAPTER 11
                           MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: Aerovox, Inc.

CASE NUMBER: 01-14680jnf

MONTH OF: August 2001

                                                       Coverage                        Expiration
                                                       --------                        ----------
Type                      Carrier Name
----                      ------------
                                                 Amount        Policy #         Date     Premium Coverage
                                                 ------        --------         ----     ----------------
Liability                 Royal & Sun          44,010,000  #PLA 3793390004    12/31/01  12/31/00-12/31/01
                          Alliance

Flood Ins                 National Flood        1,000,000  #3000 240294       03/07/02  03/07/01-03/07/02
                          Ins. Program

Property                  American &           15,115,000  #A IB 009515 000Y  12/31/01  12/31/00-12/31/01
                          Foreign Ins. Co.

Property                  Affiliated FM Ins    89,112,103  #AL 100            12/31/01  12/31/00-12/31/01
                          Co

Auto                      Royal &               3,038,000  #AMHX 18469        12/31/01  12/31/00-12/31/01
                          Sunalliance

Liability                 American &            7,110,000  #A ST-112753 0004  12/31/01  12/31/00-12/31/01
                          Foreign Ins. Co

D&O                       Chubb Group           7,500,000  #81303380          12/31/01  07/19/01-12/31/01

Workers                   Fidelity & Deposit    2,800,000  #LPM 833508503     11/01/01  11/01/00-11/01/01

Comp
                          (Fid. Bond)

Workers                   Ins Safety Nat.       3,956,910  #AGC539MA          11/01/01  11/01/00-11/01/01
                          Casualty
Comp
                          (Excess)

Workers                   Kemper                1,500,000  #3CM6236100        10/01/01  10/01/00-10/01/01

Comp                      (AL & TX)